UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2024

Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11657	36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837

(Address of principal executive offices)			(Zip Code)

(407) 826-5050

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value	TUP (1)	New York Stock Exchange (1)

(1)

On October 4, 2024, the New York Stock Exchange filed a delisting application with the Securities and Exchange Commission (the “SEC”) to delist the common stock of Tupperware Brands Corporation (the “Corporation”) from the New York Stock Exchange. The delisting became effective 10 days later. The deregistration of the Corporation’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the Corporation’s common stock under Section 12(b) of the Exchange Act, the Corporation’s common stock will remain registered under Section 12(g) of the Exchange Act. The Corporation’s common stock began trading on the OTC Expert Market on September 19, 2024 under the symbol “TUPBQ.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported, on September 17-18, 2024, Tupperware Brands Corporation (the “Corporation”) and certain of its direct and indirect subsidiaries (together with the Corporation, the “Debtors”) filed voluntary petitions to commence proceedings under chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code, 11 U.S.C. §§ 101-1532 (the “Code”), in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Tupperware Brands Corporation, et al., Case No. 24-12156 (BLS).

On November 22, 2024, the Corporation entered into an Asset Purchase Agreement (the “Agreement”) with Wells Fargo Bank, National Association, solely in its capacity as administrative agent of the Credit Agreement (as defined therein) (“Administrative Agent”), certain of the Corporation’s lenders (the “Ad Hoc Group”), Party Products Holdings LLC (“Parent”) and Party Products LLC (“Purchaser”). Parent and Purchaser are entities formed by and under control of the Corporation’s lenders.

Pursuant to the Agreement, the Corporation agreed to sell certain assets of the Corporation and its subsidiaries (the “Business”) for a credit bid of $53,800,000, and cash in an amount equal to $15,500,000 plus the Bridge Payoff Amount (as defined in the Agreement) minus Estimated Closing Cash (as defined in the Agreement) (the “Purchase Price”), and the Purchaser agreed to assume the Assumed Liabilities (as defined in the Agreement).

On November 24, 2024, the Court issued an order approving the Corporation’s entry into the Agreement.

On November 27, 2024, the parties completed the transactions with respect to the sale of the Business.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference herein. The representations and warranties contained in the Agreement were made only for the purposes of the Agreement and solely for the benefit of the parties thereto. Those representations and warranties may be subject to important limitations and qualifications agreed to by the contracting parties. Some of those representations and warranties may not be accurate or complete as of any particular date because they are subject to contractual standards of materiality different from that generally applicable to public disclosures to stockholders. Furthermore, the representations and warranties may have been made for the purposes of allocating contractual risk between the parties to such contract or other document instead of establishing these matters as facts, and they may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this Current Report. Accordingly, you should not rely upon the representations and warranties in the Agreement as statements of factual information.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases are available online at https://dm.epiq11.com/Tupperware, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent (“Epiq”), or by contacting Epiq at Tupperware@epiqglobal.com or by calling toll-free at (888) 994-6318 or +1 (971) 314-6017 for calls originating outside of the U.S. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

Cautionary Note Regarding the Corporation’s Securities

The Corporation cautions that trading in its securities (including, without limitations, the Corporation’s Common Stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Corporation’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Corporation’s securities in the Chapter 11 Cases. The Corporation expects that holders of shares of the Corporation’s Common Stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report that are not historical are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to: the Corporation’s ability to fund its planned operations and its ability to continue as a going concern; the adverse impact of the Chapter 11 Cases on the Corporation’s business, financial condition, and results of operations; the Corporation’s ability to maintain relationships with customers, employees, and other third parties as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Corporation and the interests of various constituents, including holders of the Corporation’s Common Stock; the Corporation’s ability to obtain court approvals with respect to motions filed or other requests made to the Court throughout the course of the Chapter 11 Cases; the length of time that the Corporation will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risk associated with third-party motions in the Chapter 11 Cases; and other risks and uncertainties described from time to time in the Corporation’s filings with the SEC.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made. The Corporation expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this Current Report, whether as a result of new information, future events, changes in assumptions, or otherwise.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Asset Purchase Agreement, dated as of November 22, 2024, by and among Wells Fargo Bank, National Association, the members of the Ad Hoc Group, Party Products Holdings LLC, Party Products LLC and Tupperware Brands Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Corporation hereby undertakes to furnish supplementally a copy of any omitted schedule to the SEC upon its request; provided, however, that the Corporation may request confidential treatment for any such schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION

Date: November 29, 2024	By:	/s/ Karen M. Sheehan
	Name:	Karen M. Sheehan

	Title:	Executive Vice President, Chief Legal Officer & Secretary